                                                                    EXHIBIT 4.15

                                                                October 26, 2004


                NOTICE OF ADDITIONAL SENIOR CAPITAL MARKETS DEBT


Cingular Wireless LLC
5565 Glenridge Connection
Atlanta, Georgia 30342

Re: Approval of Additional Senior Capital Markets Debt


Ladies and Gentlemen:

                The undersigned hereby approve, which may be in counterparts, the senior notes described on Schedule I hereto as "Senior Capital Markets Debt" under the Capital Markets Debt Subordination Agreement, dated as of November 21, 2000, among SBC Communications Inc., BellSouth Corporation, each other subsidiary lender party thereto and Cingular Wireless LLC.



                                        Very truly yours,

                                    SBC COMMUNICATIONS INC.


                                    By: /s/ JAMES S. KAHAN
                                       ----------------------------------------
                                       Name:   James S. Kahan
                                       Title:  Senior Executive Vice
                                               President - Corporate
                                               Development


                                    BELLSOUTH CORPORATION

                                    By: /s/ Barry L. Boniface
                                       ----------------------------------------
                                       Name:   Barry L. Boniface
                                       Title:  Vice President - Planning
                                               & Development

                                                                October 26, 2004

                NOTICE OF ADDITIONAL SENIOR CAPITAL MARKETS DEBT


Cingular Wireless LLC
5565 Glenridge Connection
Atlanta, Georgia 30342

Re: Approval of Additional Senior Capital Markets Debt


Ladies and Gentlemen:

                The undersigned hereby approve, which may be in counterparts, the senior notes described on Schedule I hereto as "Senior Capital Markets Debt" under the Capital Markets Debt Subordination Agreement, dated as of November 21, 2000, among SBC Communications Inc., BellSouth Corporation, each other subsidiary lender party thereto and Cingular Wireless LLC.


                                   Very truly yours,


                               SBC COMMUNICATIONS INC.


                               By: /s/ James S. Kahan
                                  ---------------------------------------------
                                  Name:  James S. Kahan
                                  Title: Senior Vice President - Corporate
                                           Development


                               BELLSOUTH CORPORATION

                               By: /s/ BARRY L. BONIFACE
                                  ---------------------------------------------
                                  Name:  Barry L. Boniface
                                  Title: Vice President - Planning & Development

                                                                      SCHEDULE I


$1,000,000,000 aggregate principal amount of 7.350% Senior Notes due March 1, 2006 of AT&T Wireless Services, Inc.

$3,000,000,000 aggregate principal amount of 7.875% Senior Notes due March 1, 2011 of AT&T Wireless Services, Inc.

$2,500,000,000 aggregate principal amount of 8.750% of Senior Notes due March 1, 2031 of AT&T Wireless Services, Inc.

$250,000,000 aggregate principal amount of 6.875% Senior Notes due April 18, 2005 of AT&T Wireless Services, Inc.

$750,000,000 aggregate principal amount of 7.500% Senior Notes due May 1, 2007 of AT&T Wireless Services, Inc.

$2,000,000,000 aggregate principal amount of 8.125% Senior Notes due May 1, 2012 of AT&T Wireless Services, Inc.